NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 1

IV. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $13,601.71
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,016.75
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   461.74
- Mortality & Expense Charge****     $   126.82
+ Hypothetical Rate of Return*****   $  (151.48)
                                     ----------
=                                    $   13,602  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
 1       $ 38.43
 2       $ 38.44
 3       $ 38.45
 4       $ 38.46
 5       $ 38.47
 6       $ 38.47
 7       $ 38.48
 8       $ 38.49
 9       $ 38.50
10       $ 38.51
11       $ 38.52
12       $ 38.52

Total    $461.74

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $ (12.93)
 2       $ (12.87)
 3       $ (12.82)
 4       $ (12.76)
 5       $ (12.71)
 6       $ (12.65)
 7       $ (12.59)
 8       $ (12.54)
 9       $ (12.48)
10       $ (12.43)
11       $ (12.37)
12       $ (12.32)

Total    $(151.48)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $13,601.71
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   10,899  (rounded to the nearest dollar)

V. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $300,000 or 250% x $16,356.72
                      = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $12,848.72
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   458.07
- Mortality & Expense Charge****     $   143.34
+ Hypothetical Rate of Return*****   $   784.41
                                     ----------
=                                    $   16,357  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
 1       $ 38.18
 2       $ 38.18
 3       $ 38.18
 4       $ 38.18
 5       $ 38.18
 6       $ 38.17
 7       $ 38.17
 8       $ 38.17
 9       $ 38.17
10       $ 38.17
11       $ 38.16
12       $ 38.16

Total    $458.07

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    --------
 1       $  65.03
 2       $  65.09
 3       $  65.15
 4       $  65.21
 5       $  65.27
 6       $  65.34
 7       $  65.40
 8       $  65.46
 9       $  65.52
10       $  65.58
11       $  65.64
12       $  65.71

Total    $ 784.41

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $16,356.72
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   13,654  (rounded to the nearest dollar)

VI. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $19,589.25
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $14,913.99
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   453.89
- Mortality & Expense Charge****     $   161.97
+ Hypothetical Rate of Return*****   $ 1,966.12
                                      ---------
=                                    $   19,589  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
 1       $ 37.91
 2       $ 37.89
 3       $ 37.88
 4       $ 37.86
 5       $ 37.85
 6       $ 37.83
 7       $ 37.82
 8       $ 37.80
 9       $ 37.79
10       $ 37.77
11       $ 37.75
12       $ 37.74

Total    $453.89

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.45% for years 11-20, and 0.30% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $  158.55
 2       $  159.48
 3       $  160.43
 4       $  161.38
 5       $  162.34
 6       $  163.31
 7       $  164.29
 8       $  165.27
 9       $  166.26
10       $  167.26
11       $  168.27
12       $  169.29

Total    $1,966.12

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $19,589.25
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   16,886  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 2

I. THE 0% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $97,890.86
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $79,379.56
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,236.61
- Mortality & Expense Charge****     $   912.35
+ Hypothetical Rate of Return*****   $(1,089.75)
                                     ----------
=                                    $   97,891  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
 1       $  269.37
 2       $  269.44
 3       $  269.50
 4       $  269.56
 5       $  269.62
 6       $  269.69
 7       $  269.75
 8       $  269.81
 9       $  269.87
10       $  269.94
11       $  270.00
12       $  270.06

Total    $3,236.80

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month      Interest
-----    -----------
 1       $   (92.99)
 2       $   (92.59)
 3       $   (92.19)
 4       $   (91.80)
 5       $   (91.40)
 6       $   (91.01)
 7       $   (90.61)
 8       $   (90.22)
 9       $   (89.82)
10       $   (89.43)
11       $   (89.04)
12       $   (88.65)

Total    $(1,089.75)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $97,890.86
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   77,051  (rounded to the nearest dollar)

II. THE 6% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit  = Greater of Specified Amount or Percentage of Cash Value
                      = $2,000,000 or 222% x $117,725.66
                      = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $92,572.07
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 3,208.83
- Mortality & Expense Charge****     $ 1,031.35
+ Hypothetical Rate of Return*****   $ 5,643.77
                                     ----------
=                                    $  117,726  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
 1       $  267.49
 2       $  267.48
 3       $  267.46
 4       $  267.44
 5       $  267.43
 6       $  267.41
 7       $  267.40
 8       $  267.38
 9       $  267.36
10       $  267.34
11       $  267.33
12       $  267.31

Total    $3,208.83

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $  467.74
 2       $  468.20
 3       $  468.67
 4       $  469.13
 5       $  469.60
 6       $  470.07
 7       $  470.54
 8       $  471.01
 9       $  471.49
10       $  471.96
11       $  472.44
12       $  472.92

Total    $5,643.77

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $117,725.66
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    96,886  (rounded to the nearest dollar)

III. THE 12% GROSS CURRENT RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $140,999.85
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $107,444.66
+ Annual Premium*                    $ 25,000.00
- Premium Expense Charge**           $  1,250.00
- Monthly Deduction***               $  3,176.94
- Mortality & Expense Charge****     $  1,165.48
+ Hypothetical Rate of Return*****   $ 14,147.61
                                     -----------
=                                    $   141,000  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $0.00 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
 1       $  265.37
 2       $  265.26
 3       $  265.15
 4       $  265.04
 5       $  264.92
 6       $  264.81
 7       $  264.69
 8       $  264.58
 9       $  264.46
10       $  264.64
11       $  264.22
12       $  264.10

Total    $3,176.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The M&E charge is 0.90% for years 1-10, 0.30% for years 11-20, and 0.20% for years 21+.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ----------
 1       $ 1,140.50
 2       $ 1,147.31
 3       $ 1,154.17
 4       $ 1,161.09
 5       $ 1,168.06
 6       $ 1,175.09
 7       $ 1,182.18
 8       $ 1,189.32
 9       $ 1,196.52
10       $ 1,203.78
11       $ 1,211.11
12       $ 1,218.49

Total    $14,147.61

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $140,999.85
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   120,160  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 3

IV. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $12,554.13
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $10,204.88
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   716.22
- Mortality & Expense Charge****     $   118.27
+ Hypothetical Rate of Return*****   $  (141.26)
                                     ----------
=                                    $   12,554  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
 1       $ 59.60
 2       $ 59.62
 3       $ 59.63
 4       $ 59.65
 5       $ 59.66
 6       $ 59.68
 7       $ 59.69
 8       $ 59.71
 9       $ 59.72
10       $ 59.74
11       $ 59.75
12       $ 59.77

Total    $716.22

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $ (12.18)
 2       $ (12.10)
 3       $ (12.03)
 4       $ (11.96)
 5       $ (11.88)
 6       $ (11.81)
 7       $ (11.73)
 8       $ (11.66)
 9       $ (11.59)
10       $ (11.51)
11       $ (11.44)
12       $ (11.37)

Total    $(141.26)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $12,554.13
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $    9,851  (rounded to the nearest dollar)

V. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $15,151.19
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $11,938.80
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   711.56
- Mortality & Expense Charge****     $   133.93
+ Hypothetical Rate of Return*****   $   732.88
                                     ----------
=                                    $   15,151  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
 1       $ 59.29
 2       $ 59.29
 3       $ 59.29
 4       $ 59.29
 5       $ 59.29
 6       $ 59.30
 7       $ 59.30
 8       $ 59.30
 9       $ 59.30
10       $ 59.30
11       $ 59.30
12       $ 59.31

Total    $711.56

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month    Interest
-----    --------
 1       $  61.28
 2       $  61.24
 3       $  61.21
 4       $  61.17
 5       $  61.13
 6       $  61.09
 7       $  61.05
 8       $  61.02
 9       $  60.98
10       $  60.94
11       $  60.90
12       $  60.86

Total    $ 732.88

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $15,151.19
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   12,448  (rounded to the nearest dollar)

VI. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 35 Male, Preferred NonSmoker, Face: $300,000, Premium: $3,500.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $300,000 or 250% x $18,203.89
                     = $300,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $13,896.44
+ Annual Premium*                    $ 3,500.00
- Premium Expense Charge**           $   175.00
- Monthly Deduction***               $   706.20
- Mortality & Expense Charge****     $   151.60
+ Hypothetical Rate of Return*****   $ 1,840.24
                                     ----------
=                                    $   18,204  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month      COI
-----    -------
 1       $ 58.93
 2       $ 58.92
 3       $ 58.90
 4       $ 58.89
 5       $ 58.87
 6       $ 58.86
 7       $ 58.84
 8       $ 58.83
 9       $ 58.81
10       $ 58.80
11       $ 58.78
12       $ 58.77

Total    $706.20

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $  149.50
 2       $  150.18
 3       $  150.87
 4       $  151.56
 5       $  152.26
 6       $  152.96
 7       $  153.67
 8       $  154.39
 9       $  155.11
10       $  155.84
11       $  156.57
12       $  157.31

Total    $1,840.24

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $18,203.89
- Year 5 Surrender Charge       $ 2,703.00
                                ----------
=                               $   15,501  (rounded to the nearest dollar)

NARRATIVE FOR THE HYPOTHETICAL ILLUSTRATION 4

VII. THE 0% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $86,073.03
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $70,255.72
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,141.94
- Mortality & Expense Charge****     $   816.04
+ Hypothetical Rate of Return*****   $  (974.71)
                                     ----------
=                                    $   86,073  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
 1       $  510.86
 2       $  511.04
 3       $  511.21
 4       $  511.39
 5       $  511.57
 6       $  511.74
 7       $  511.92
 8       $  512.09
 9       $  512.27
10       $  512.44
11       $  512.62
12       $  512.79

Total    $6,141.94

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 0%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $ (84.52)
 2       $ (83.92)
 3       $ (83.32)
 4       $ (82.72)
 5       $ (82.12)
 6       $ (81.52)
 7       $ (80.92)
 8       $ (80.32)
 9       $ (79.73)
10       $ (79.13)
11       $ (78.54)
12       $ (77.94)

Total    $(974.71)

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $86,073.03
- Year 5 Surrender Charge       $20,840.00
                                ----------
=                               $   65,233  (rounded to the nearest dollar)

VIII. THE 6% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $104,141.06
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $82,347.40
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,094.71
- Mortality & Expense Charge****     $   925.35
+ Hypothetical Rate of Return*****   $ 5,063.71
                                     ----------
=                                    $  104,141  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
 1       $  507.66
 2       $  507.70
 3       $  507.74
 4       $  507.78
 5       $  507.83
 6       $  507.87
 7       $  507.91
 8       $  507.96
 9       $  508.00
10       $  508.04
11       $  508.09
12       $  508.13

Total    $6,094.71

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 6%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ---------
 1       $  425.56
 2       $  424.92
 3       $  424.27
 4       $  423.62
 5       $  422.97
 6       $  422.32
 7       $  421.66
 8       $  421.00
 9       $  420.34
10       $  419.68
11       $  419.01
12       $  418.35

Total    $5,063.71

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $104,141.06
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $    83,301  (rounded to the nearest dollar)

IX. THE 12% GROSS GUARANTEED RETURN ILLUSTRATED VALUES FOR THE FIFTH POLICY YEAR HAVE BEEN CALCULATED IN THE FOLLOWING MANNER:

DEATH BENEFIT:

The death benefit is an option 1 (level) death benefit. 40 Male, Preferred NonSmoker, Face: $2,000,000, Premium: $25,000.

Year 5 Death Benefit = Greater of Specified Amount or Percentage of Cash Value
                     = $2,000,000 or 222% x $125,402.96
                     = $2,000,000

POLICY VALUE:

Year 5 Policy Value =
Policy Value at the end of year 4    $96,010.69
+ Annual Premium*                    $25,000.00
- Premium Expense Charge**           $ 1,250.00
- Monthly Deduction***               $ 6,040.67
- Mortality & Expense Charge****     $ 1,048.82
+ Hypothetical Rate of Return*****   $12,731.46
                                     ----------
=                                    $  125,403  (rounded to the nearest dollar)

* The annual premium is assumed to be paid at the beginning of month 1 in each year.

**    Premium Expense Charge is 5% of each premium payment.

*** The monthly deduction is made up of a $7.50 guaranteed monthly policy fee and a monthly cost of insurance (COI) deduction. The monthly COI charges for year 5 are:

Month       COI
-----    ---------
 1       $  504.04
 2       $  503.92
 3       $  503.80
 4       $  503.68
 5       $  503.55
 6       $  503.43
 7       $  503.31
 8       $  503.18
 9       $  503.06
10       $  502.93
11       $  502.80
12       $  502.67

Total    $6,040.37

**** The mortality and expense (M&E) charge is 0.90% in year 5 on an annual basis and is charged daily to the average net asset value of the subaccounts. The guaranteed M&E charge is 0.90% for all years.

***** The hypothetical gross rate of return is 12%. The average annual fund expenses are 1.075%. The monthly interest amounts earned for year 5 are:

Month     Interest
-----    ----------
 1       $ 1,038.82
 2       $ 1,042.74
 3       $ 1,046.68
 4       $ 1,050.66
 5       $ 1,054.67
 6       $ 1,058.72
 7       $ 1,062.80
 8       $ 1,066.91
 9       $ 1,071.06
10       $ 1,075.24
11       $ 1,079.45
12       $ 1,083.70

Total    $12,731.46

CASH SURRENDER VALUE:

Year 5 Cash Surrender Value =
Year 5 Policy Value             $125,402.96
- Year 5 Surrender Charge       $ 20,840.00
                                -----------
=                               $   104,563  (rounded to the nearest dollar)